Ohr Pharmaceutical, Inc. 8-K

Exhibit 99.2

Corporate Presentation January 2019 1

Cautionary Statement Regarding Forward - Looking Statements Certain statements contained in this presentation regarding matters that are not historical facts, are forward - looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended, and the Private Securities Litigation Reform Act of 1995 , known as the PSLRA . These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them . No forward - looking statement can be guaranteed, and actual results may differ materially from those projected . NeuBase Therapeutics Inc . (“ NeuBase ”) undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law . NeuBase uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward - looking statements that are intended to be covered by the safe - harbor provisions of the PSLRA . Such forward - looking statements are based on NeuBase’s expectations and involve risks and uncertainties ; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including NeuBase’s plans to develop and commercialize its product candidates, including NT 0100 and NT 0200 ; the timing of initiation of NeuBase’s planned clinical trials ; the timing of the availability of data from NeuBase’s clinical trials ; the timing of any planned investigational new drug application or new drug application ; NeuBase’s plans to research, develop and commercialize its current and future product candidates ; the clinical utility, potential benefits and market acceptance of NeuBase’s product candidates ; NeuBase’s commercialization, marketing and manufacturing capabilities and strategy ; NeuBase’s ability to protect its intellectual property position ; and NeuBase’s estimates regarding future revenue, expenses, capital requirements and need for additional financing . New factors emerge from time to time and it is not possible for NeuBase to predict all such factors, nor can NeuBase assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements . Forward - looking statements included in this presentation are based on information available to NeuBase as of the date of this presentation . NeuBase disclaims any obligation to update such forward - looking statements to reflect events or circumstances after the date of this presentation, except as required by applicable law . This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities . 2

NeuBase Therapeutics

Advanced Peptide Nucleic Acids Addressing Genetic Disease

Expansive market opportunity

- RNA therapeutics: pipeline of pre-clinical assets for gene silencing
- DNA therapeutics: opportunity for genome editing, gene regulation and liquid biopsy

First-in-class technology

- PATrOL™ modular peptide-nucleic acid (PNA) antisense oligonucleotide platform
- Advantages of small molecules with selectivity of antisense oligonucleotides (ASOs)
- Strong IP composition of matter & field of use through 2037+

Advantages over traditional antisense oligonucleotides

- Key advantages include rapid drug design, selectivity, blood brain barrier penetration, broad systemic distribution for multi-tissue disease and cell permeability

Focus on initial indications

- Central nervous system diseases, high unmet need, and orphan focus
- Ongoing development for Huntington's (NT0100) and Myotonic Dystrophy (NT0200), with billion dollar peak sales opportunity in each indication

NeuBase THERAPEUTICS

3

Team 4 COLLEEN CASSIDY , PhD BIOLOGY DIRECTOR SHIVAJI THADKE , PhD CHEMISTRY DIRECTOR ROBERT FRIEDLANDER , MD HUNTINGTON’S PRELCINICAL DEVELOPMENT TODD LORENZ , MD CHIEF MEDICAL OFFICER (ACTING) DIETRICH STEPHAN , PHD CHAIRMAN & CEO, FOUNDER SHAWN TITCOMB STRATEGIC ADVISOR

Merger with Ohr Pharmaceuticals • NeuBase Therapeutics (“ NeuBase ”) entered into a definitive merger agreement with Ohr Pharmaceutical, Inc. (“ Ohr ”) (Nasdaq: OHRP) on January 2 nd • The merger is expected to close in the first half of calendar 2019 and is subject to the approval of Ohr shareholders and other customary closing conditions • Upon closing, the combined company will be named NeuBase Therapeutics, Inc. • NeuBase will own ~80% of the combined company after the concurrent private placement and merger are finalized • The current executive team of NeuBase will serve as the executive team, and a new board of directors will be seated for the newly combined company 5

Significant Unmet Need • There are estimated to be 30 million people in the USA, 35 million in the EU, and 350 - 700 million people across the globe suffering from rare diseases, 95% of whom have no therapeutic option 1 • Many biopharmaceutical companies are working to address these disorders, but each rare disease is currently being tackled separately, with no cohesive approach • While gene silencing via antisense therapies and small molecules have the potential to tackle these genetic diseases, to date these technologies have been limited due to technical constraints 6 1 https://globalgenes.org/rare - diseases - facts - statistics/

Gene Silencing can Treat Dominant Genetic Disease • 80% of rare disease is genetic 1 • Recessive mutations generally cause loss of function of both copies of a gene • Dominant mutations occur on one copy of a gene and cause a gain or change - of - function of the resultant protein leading to disease • “Silencing” of the single mutant copy of the gene can treat dominant disease at its root 7 1 https://globalgenes.org/rare - diseases - facts - statistics/

How Antisense Technology Silences Disease - Causing Genes 8 Legend : There are proposed to be two mechanisms through which ASOs silence gene expression in the cytosol. ( A ) The first is binding of the ASO to its target mRNA is a sequence - specific manner and causing a steric hindrance which does not allow ribosomes to translate the RNA into a protein, thereby eliminating the propagation of the mutation into a protein and causing dysfunction. ( B ) A second mechanism is ASO binding followed by degradation of the transcript by RNAse H. https://www.sigmaaldrich.com/technical - documents/articles/biology/antisense - oligonucleotides.html

The NeuBase Solution: PATrOL ™ Therapies Recognition elements (B) • Tunable binding affinity and specificity (PD) • Modification of binding modes for selectivity & specificity Synthesis • In the same manner as peptides • Easy, inexpensive Unnatural backbone • Stable to proteases and nucleases • Fewer ADR - associated modifications • Favorable lengths • Limitless therapeutic potential • “Lego” - like modular platform Functional group (R) • Tuning PK properties • Cell - permeability (or not) • Water solubility & biocompatibility • Tissue distribution & clearance • Cross BBB • Minimal cytoxicity Flexibility in Molecular Design 9

Advantages of PATrOL™ over ASOs

Compound Property	ASOs	NeuBase	NEUBASE ADVANTAGE
Flexibility in Molecular Design	✗	✓	Platform enables many applications
Proprietary Nucleobases	✗	✓	Tuning to minimize off-target effects
Favorable Length (3-mer+)	✗	✓	Compounds better reach target tissue
Selectivity for Mutant Allele	✗	✓	Minimize potential ADRs
No Self-Aggregation	✗	✓	No toxic aggregation of drug
Innately Stable to Enzymes	✗	✓	Stable in circulation
Cell Permeability	✗	✓	Efficiency in reaching intracellular target
Broad Tissue Distribution	✗	✓	Address all tissue pathologies
Crosses Blood Brain Barrier	✗	✓	Favorable systemic route of administration
Also targets DNA	✗	✓	Future opportunities

NeuBase THERAPEUTICS

10

RNA Therapeutics: Gene Silencing • Molecular design concept is general, making it applicable to most dominant genetic disorders by simply changing out recognition element • Prioritized targets by mutant allele frequency in the population • NeuBase PNAs can silence hard - to - target genetic elements • Cancer - related genes and miRNAs DNA Therapeutics: Gene Editing • Edit genomes with high fidelity • Target G - quadruplexes for transcriptional regulation (on and off) PATrOL ™ Platform has Broad Applicability 11

RNA Therapeutics: Gene Silencing Technology 12 Thomas, Sufi M et al. “Antitumor effects of EGFR antisense guanidine - based peptide nucleic acids in cancer models” ACS chemical biology vol. 8,2 (2012): 345 - 52. In Vitro PATrOL ™ EGFR RNA Target Engagement Selectivity and Protein Knock - Down RT - PCR Immunoblotting v v Legend : Guanidine modified PATrOL ™ designed to target the EGFR transcript transfected into two cancer cell lines (head and neck, non - small cell lung) along with controls including a “sense” and scrambled guanidine modified PATrOLs ™. Quantification measured ( Left ) by specific RT - PCR of the EGFR transcript and ( Right ) by immunoblotting with an anti - EGFR antibody. Gene Editing Gene Silencing

RNA Therapeutics: Gene Silencing Technology 13 In Vitro PATrOL ™ Dose Dependent RNA Target Engagement and Cell Senescence HNSCC NSCLC Thomas, Sufi M et al. “Antitumor effects of EGFR antisense guanidine - based peptide nucleic acids in cancer models” ACS chemical biology vol. 8,2 (2012): 345 - 52. Legend : Guanidine modified PATrOL ™ designed to target the EGFR transcript transfected into two cancer cell lines ( Left : head and neck, Right : non - small cell lung) along with controls including a scrambled guanidine modified PATrOLs ™ at increasing concentrations. Quantification measured ATP metabolism by luminescence. Gene Editing Gene Silencing

Gene Silencing Gene Editing

RNA Therapeutics: Gene Silencing Technology

In Vivo PATrOL™ EGFR Results in **Distribution to Target Tissue, Cell Permeability** and **Residence Time on RNA Target of >4 Hours** Post Systemic Injection (IP)


Tumor 1
Tumor 2

Xenograft Tx w/ Guanidine modified PATrOL™ Xenograft Tx un-modified PATrOL™ backbone

Legend: **Left**. Guanidine modified PATrOL™ designed to target the EGFR transcript delivered through intraperitoneal (IP) injection into a UMSCC-U22 mouse xenograft (on the back) compared to **Right** non-guanidine modified PATrOLs™. Red= EGFR PATrOL™, Blue=nuclei and Green=cytosolic actin.

NeuBase THERAPEUTICS

Thomas, Sufi M et al. "Antitumor effects of EGFR antisense guanidine-based peptide nucleic acids in cancer models" *ACS chemical biology* vol. 8,2 (2012): 345-52.

14

Gene Silencing Gene Editing

RNA Therapeutics: Gene Silencing Technology

16-mer PATrOL™ Systemic Administration (IP) **Crosses Blood Brain Barrier** in Murine Model

Results in **Brain Accumulation** which Peaks at >4 Hours and **Persists to 24hrs** (latest time point measured)

Legend: Guanidine modified PATrOL™ delivered through intraperitoneal (IP) injection into a normal mouse and assayed using the native auto-fluorescence of the PNA nucleotides. C=control (un-injected), 2=2 hours post IP injection, 4=4hours post IP injection, and 24h=24 hours post injection. Brains were sections and visualized by fluorescence microscopy.


C
2
4
24hr

Ly Lab. Unpublished Data

NeuBase THERAPEUTICS
15

Gene Silencing Gene Editing

RNA Therapeutics: Gene Silencing Technology

In Vivo PATrOL™ EGFR Results in Tumor **Efficacy Comparable to Two FDA-Approved Drugs** Addressing the Same Target in Xenograft Modes

Legend: Guanidine modified PATrOL™ designed to target the EGFR transcript through intraperitoneal (IP) injection into a UMSCC-U22 mouse xenograft (on the back) compared to non-guanidine modified scrambled PATrOLs™ and two FDA-approved drugs that target EGFR protein. Tumor volume was measured to 17.5 days post-treatment.


Vehicle control
Scrambled GPNA
Erlotinib
EGFRAS-GPNA
C225
Tumor volume (mm³)
400
300
200
100
0
0.0 2.5 5.0 7.5 10.0 12.5 15.0 17.5 20.0
Day
Erlotinib
PATrOL™ EGFR
Cetuximab

NeuBase THERAPEUTICS

Thomas, Sufi M et al. "Antitumor effects of EGFR antisense guanidine-based peptide nucleic acids in cancer models" *ACS chemical biology* vol. 8,2 (2012): 345-52.

16

As the number of repeats increase, compounds bind stronger to each other & the mutant RNA to selectivity remove the mutant transcript 17 RNA Therapeutics: Gene Silencing Technology Next Generation PATrOL ™ Therapies are Smaller (6 - mers) and Self - Assemble to Span Expansion Mutations in Transcript Gene Editing Gene Silencing

18 . RNA Therapeutics: Gene Silencing Technology Next Generation 6 - mer PATrOL ™ Therapies Concatenate Across Expanded Repeats R. Bahal , A. Manna, W. - C. Hsieh, S. A. Thadke, G. Sureshkumar , D. H. Ly, ChemBioChem 2018 , 19 , 674 Legend : Single - faced 6 - mer PATrOL ™ molecules were incubated with a 12 repeat synthetic expansion mimicking a mutant allele of the Huntington’s disease gene. A melting curve experiment shows dissociation of the concatenated PATrOL ™ at a temperature that far exceeds the melting point of 6 - mers. Gene Editing Gene Silencing

Gene Silencing Gene Editing

RNA Therapeutics: Gene Silencing Technology

PATrOL™ with proprietary **Bifacial Janus Bases are 3-mers** have High Binding Energies and can Interpose Themselves in RNA hairpins under Normal Physiological Conditions

Legend: **Left**. Proprietary Bifacial Janus bases bind targets on both sides of the nuclear base and can intercalate into double-stranded RNA molecules (hairpins). **Right**. (**A**) is a 3-mer Janus PNA with concatenation linkers on the 5' and 3' ends. (**B**) The molecular reaction that results in bifacial binding to the repeat expansion. These Janus PATrOLs™ can also self-deactivate if they do not find their target.


Watson face
Crick face


(A)
LG2N
(B)
Cyclized product
cLG2N
No rCAG^exp
4
LG2N
1
Reduction
LG2N*
2
rCAG^exp
Ligands binding to adjacent sites
3
Intermol. NCL
Concatenated products

Thadke, Shivaji A et al. "Design of Bivalent Nucleic Acid Ligands for Recognition of RNA-Repeated Expansion Associated with Huntington's Disease" *Biochemistry* vol. 57,14 (2018): 2094-2108.

NeuBase THERAPEUTICS

19

Gene Silencing Gene Editing

DNA Therapeutics: Gene Editing

In Vivo Safety of PATrOL™ after Systemic Administration into Pregnant Mice, with **Normal Gestation, Birth and Postnatal Growth**



% survival to weaning
100
50
0
ns
ns
Untreated
IV
IA
% survival
100
50
0
Untreated
IV
IA
0
100
200
300
400
500
Days post weaning
Weight (g)
50
40
30
20
10
0
Untreated
IV
IA
0
5
10
15
Months since birth

Legend: Guanidine modified PATrOL™ designed to target the beta-globin gene in a heterozygous mutant mouse. Pregnant animals were injected either with intraperitoneal (IP) or intra-amniotic (IA) treatments. **Left**. % survival of fetuses to weaning. **Center**. Kaplan-Meier plot of survival of pups after birth. **Right**. Weight of pups between treatment arms and control untreated pups.

NeuBase THERAPEUTICS

Ricciardi AS et al., In utero nanoparticle delivery for site-specific genome editing. Nat Commun. 2018; 9: 2481.

20

21 In Vivo Systemic Administration of PATrOL ™ Elicits No Immune Response Ricciardi AS et al., In utero nanoparticle delivery for site - specific genome editing. Nat Commun . 2018; 9: 2481. DNA Therapeutics: Gene Editing Legend : Guanidine modified PATrOL ™ designed to target the beta - globin gene in a heterozygous mutant mouse. Pregnant animals were injected intravenously (IV) with nano - particle encapsulated PNAs and controls. Gene Editing Gene Silencing

22 DNA Therapeutics: Gene Editing PATrOL ™ Genome Editing Shows High Selectivity for Target with Single - Base Discrimination Ricciardi AS et al., In utero nanoparticle delivery for site - specific genome editing. Nat Commun . 2018; 9: 2481. Gene Editing Gene Silencing

23 DNA Therapeutics: Gene Editing In Vivo PATrOL ™ Genome Editing Shows Functional Rescue of Thalassemia Model Ricciardi AS et al., In utero nanoparticle delivery for site - specific genome editing. Nat Commun . 2018; 9: 2481. P=0.0001 Legend : Guanidine modified PATrOL ™ designed to target the beta - globin gene in a heterozygous mutant mouse. Pregnant animals were injected IP with escalating doses of the gene editing PNA. Left . % reticulocytes edited back to wild - type increases with dose. Right . Gene corrected pups have 100% survival rates vs. non - corrected littermates. Gene Editing Gene Silencing

Development Pipeline

	Preclinical / IND-enabling	IND	Clinical I/II	Upcoming Milestones
Repeat Expansion				
Huntington's Disease (HD) Polyglutamine CAG Repeats	NT0100			• H2 2019 Additional In Vivo Safety and Efficacy • Mid-2020 IND filing
Myotonic Dystrophy (DM1) CTG Repeats	NT0200			• CY 2020 Additional In Vivo Safety and Efficacy • H1 2021 IND filing
Polyalanine Diseases CGN Repeats				
Dominant Genetic Disorders				
Familial Parkinson's Disease LRRK2 & SNCA				
Erythermalgia				
Oncogenic Mutations				
hTERT				

NeuBase THERAPEUTICS

24

Lead Program NT0100: RNA Silencing in Huntington’s Disease 25 Huntington’s Disease (HD) affects 5.7 in 100,000 individuals in North America and Europe 1 and is characterized by mutant huntingtin protein aggregation and progressive loss of neurons in the striatum and cortex. Symptoms are mild at the beginning but worsen over time, ultimately leaving an individual fully dependent on others, with death usually occurring in the fifth decade of life. • Uncontrolled movements (chorea), slurred speech, difficulty swallowing • Cognitive impairments, forgetfulness and impaired judgement • Emotional disturbances, behavioral changes, personality changes, depression Pringsheim T, et al. The incidence and prevalence of Huntington's disease: a systematic review and meta - analysis. Mov Disord . 2012 Aug;27(9):1083 - 91.

Huntington Disease Development Program – NT0100 26 Prevailing Mechanisms of HD Pathology Caused by Formation of Hairpin Loops in the mHTT PATrOL ™ NT0100 Intercalates and Disrupts RNA Hairpins

NT0200 Program: RNA Silencing in Myotonic Dystrophy (DM1)

Myotonic Dystrophy 1 (DM1) is a highly degenerative muscular condition that affects 1 in every 20,000 people around the world[1]. The condition is marked by muscle fatigue affecting different regions of the body, such as hands, face, neck and lower legs as well as multi-system pathology.

- Characteristic appearance:
  - Myotonia
  - Muscle weakness and wasting
  - Low IQ/dementia
  - Cardiac abnormalities
  - Hypersomnia/fatigue
  - Multiple endocrinopathies
  - Gastrointestinal complaints
  - Cataracts



NeuBase THERAPEUTICS

Theadom A, Rodrigues M, Roxburgh R, Balalla S, Higgins C, Bhattacharjee R, Jones K, Krishnamurthi R, Feigin V. Prevalence of muscular dystrophies: a systematic literature review. Neuroepidemiology. 2014;43:259–68

27

Myotonic Dystrophy Development Program – NT0200 28 Prevailing Mechanisms of DM1 Primarily Caused by Sequestration of Splice Factors NT0200 releases splice factors Mateos - Aierdi AJ et al., Muscle wasting in myotonic dystrophies: a model of premature aging. Front. Aging Neurosci ., 09 July 2015.

Mirkin . 2007. Nature Jun21;447(7147):932 - 40. PATrOL ™ Molecular Design Concept Applicable to Other Repeat Expansions by Changing out Recognition Elements HD is the first indication, and NT - 0100 could potentially be applicable in all 8 CAG (poly - glutamine) repeat diseases; DM1 drug NT0200 could potentially be applicable in two additional indications Potential Uses of NT0100 and NT0200 29

Example of Market Opportunity

Antisense Drugs are Poised to be the next Pharmaceutical Blockbusters

Spinraza (Biogen) is an antisense oligonucleotide for Spinal Muscular Atrophy that was approved in late 2016

- Set to be one of the best launches for a rare-disease drug ever
- Developed by Ionis Pharmaceuticals
- Limitations to the technology result in unfavorable intrathecal (spinal cord) route of administration



Spinraza Quarterly Sales[1]
Millions
$400
$300
$200
$100
$0
$5
$47
$203
$271
$363
$364
$423
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18

NeuBase's two initial indications have larger global prevalence numbers than SMA (HD=5.7/100,000 and DM1=5/100,000 vs. SMA=1-2/100,000)[2].

NeuBase THERAPEUTICS

[1] http://www.loncarblog.com/spinraza-sales; [2] Verhaart, Ingrid E C et al. "Prevalence, incidence and carrier frequency of 5q-linked spinal muscular atrophy - a literature review" *Orphanet journal of rare diseases* vol. 12,1 124. 4 Jul. 2017, doi:10.1186/s13023-017-0671-8

30

Date Company Deal Indication Clinical Phase Value Partner 2018 Ionis Pharmaceuticals Development , License, Commercialization Several Indications - $1b Biogen 2018 Ionis Pharmaceuticals License agreement Kidney Disease Undisclosed $30m upfront, $300m milestones AstraZeneca 2018 Wave Life Sciences Development & Commercialization (3 candidates) Neurological Disorders 1b/2a $110m upfront, $60m research Takeda 2017 2016 Ionis Pharmaceuticals License agreements (2 candidates) GI Autoimmune Undisclosed $5m & $10m, $800m milestones Janssen 2017 2013 Ionis Pharmaceuticals License agreement Huntington’s Disease 1/2a $100m upfront, $363m milestones Roche 2017 Akcea Therapeutics & Ionis License agreement (2 candidates) Cardiovascular Disease 2 $75m, $1b milestones Novartis 2016 Ionis Pharmaceuticals License agreement Spinal Muscular Atrophy 2 $75m upfront, $150m milestones Biogen 2015 Isis (now Ionis ) Pharmaceuticals License agreement Kidney Disease 2 $100m upfront, $375m milestones Bayer Examples of Antisense Out - Licensing Transactions 31 Select Companies Targeting RNA with Traditional ASOs

Strong IP Portfolio NeuBase Therapeutics holds an exclusive license to the PATrOL ™ technology, with 9 patents and applications covering matter and field of use of the platform Patents have 2037 expiration , not including “Hatch Waxman” extensions USPTO has Allowed Claims for Composition of Matter Developed at Carnegie Mellon University 32

Corporate Objectives NT - 0100 HD Objectives – H2 2019 Additional In Vivo Safety and Efficacy – Mid - 2020 IND filing 33 NT - 0200 DM1 Objectives – CY 2020 Additional In Vivo Safety and Efficacy – H1 2021 IND filing

NeuBase Therapeutics

Expected to Soon to be a Publically Traded Company Developing Multiple Therapies for Genetic Disease

Expansive market opportunity
- RNA therapeutics: pipeline of pre-clinical assets for gene silencing
- DNA therapeutics: opportunity for genome editing, gene regulation and liquid biopsy

First-in-class technology
- PATrOL™ modular peptide-nucleic acid (PNA) antisense oligonucleotide platform
- Advantages of small molecules with selectivity of antisense oligonucleotides (ASOs)
- Strong IP composition of matter & field of use through 2037+

Advantages over traditional antisense oligonucleotides
- Key advantages include rapid drug design, selectivity, blood brain barrier penetration, broad systemic distribution for multi-tissue disease and cell permeability

Focus on initial indications
- Central nervous system diseases, high unmet need, and orphan focus
- Ongoing development for Huntington's (NT0100) and Myotonic Dystrophy (NT0200), with billion dollar peak sales opportunity in each indication

NeuBase THERAPEUTICS

34